SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 10, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Delaware                        001-8368                     51-0228924
--------------------------------------------------------------------------------
   (State of                   (Commission File No.)            (IRS Employer
    Incorporation)                                           Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                    ----------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events


         On February 10, 2000, Safety-Kleen Corp. (NYSE:SK) announced that it disbanded the Special Committee of the Board of Directors formed September 13, 1999 for the purpose of considering the implications of the announced change in Laidlaw Inc.'s time horizon for divesting its 44% common share ownership of the Company. The full text of the announcement is reproduced below.


                              For Immediate Release

              SAFETY-KLEEN SPECIAL COMMITTEE OF THE BOARD DISBANDS


         Columbia, S.C.--February 10, 2000--Safety-Kleen Corp. (NYSE: SK) announced today that it disbanded the Special Committee of the Board of Directors formed September 13, 1999 for the purpose of considering the implications of the announced change in Laidlaw Inc.'s time horizon for divesting its 44% common share ownership of the Company.

The Special Committee noted that following its review of the alternatives available to Safety-Kleen in light of discussions with potential buyers and given its recent operating performance and stock price the Company has determined that further action regarding a potential sale of the Company is unwarranted at this time.

Safety-Kleen Corp. is the leading industrial waste service company for both hazardous and non-hazardous waste streams. From collection through recycle and disposal, the Company provides comprehensive waste management services to over 400,000 customers in North America.



For further information contact:
---------------------------------
Kenneth W. Winger, President and Chief Executive Officer - (803) 933-4212
Paul R. Humphreys, Senior Vice President, Finance and Chief Financial Officer -
(803) 933-4261
Safety-Kleen Investor Relations - (803) 933-4285

Private Securities Litigation Reform Act:
-----------------------------------------
Sections of this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including financial, operating and other projections. These statements are based on current plans and expectations of the Company and involve a number of risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements.

Important factors that could cause actual results to differ include, among others: risks associated with acquisitions and fluctuations in operating results because of acquisitions; impact of new and existing competitors; successful integration of the former Laidlaw Environmental Services and Safety-Kleen industrial sales forces; implementation of a common operational management information system in the industrial services and treatment and disposal lines of business; general level of economic activity in North America remaining constant; the ability of the Company to effectively introduce new product offerings; the ability of the Company to increase cash collections of accounts receivable; changes in applicable government regulations (environmental and other); prices for petroleum-based products; the impact of litigation and other factors described in Part I, Item 1 of the Company's Annual Report on Form 10-K for the Twelve Months Ended August 31, 1999 and in the Company's subsequent filings.

                                     - END-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               SAFETY-KLEEN CORP.


                               By:      /s/ Kenneth W. Winger
                                      -------------------------
                               Name:  Kenneth W. Winger
                               Title: President and Chief Executive Officer



Date: February 11, 2000